                                                                    Exhibit 10.1

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------------------------

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 14, 2002 (this "Agreement"), is by and among GEO SPECIALTY CHEMICALS,
                       ---------
INC. ("Borrower"), certain financial institutions party to the Credit Agreement
       --------
referred to below (the "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a
                        -------
BANKERS TRUST COMPANY, in its capacity as administrative agent ("Administrative
                                                                 --------------
Agent"), SALOMON SMITH BARNEY INC. in its capacity as syndication agent
-----
("Syndication Agent"), and US BANK NATIONAL ASSOCIATION, in its capacity as
  -----------------
documentation agent ("Documentation Agent").
                      -------------------

                                   BACKGROUND
                                   ----------

         A. Borrower, the Lenders, Administrative Agent, Syndication Agent and Documentation Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 31, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement").
                                                         ----------------

         B. Borrower has requested Administrative Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and Administrative Agent and the Lenders are agreeable to the same, subject to the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  DEFINED TERMS. Unless otherwise defined herein, all
                     -------------
capitalized terms used herein shall have the meanings given them in the Credit Agreement.

         SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, as
                     ------------------------------
of the First Amendment Effective Date (as defined below), hereby amended as follows:

         (a)  Subsection 4.02(d) of the Credit Agreement is hereby amended by
              ------------------
deleting the number "$15,000,000" appearing in the first proviso of such subsection in its entirety and substituting therefor the number "$5,000,000."

         (b)  Subsection 4.02(f) of the Credit Agreement is hereby amended by
              ------------------
deleting the second parenthetical therein in its entirety and substituting therefor the following parenthetical:

         "(other than equity contributions to the Borrower by its Subsidiaries, any Pinjarra Equity Issuances and any Allentown Equity Issuances)"

         (c)  Subsection 4.02(g) of the Credit Agreement is hereby amended by
              ------------------
adding the following parenthetical after the reference therein to Section
                                                                  -------
8.05(j):
-------

         "(other than subordinated Indebtedness issued by the Borrower to finance Pinjarra Consolidated Capital Expenditures and Allentown Consolidated Capital Expenditures pursuant to Sections 8.05(e) and (f),
                                                       ----------------     ---
         respectively)"

         (d)  Subsection 7.01(c) of the Credit Agreement is hereby amended and
              ------------------
restated in its entirety as follows:

              "(c)  Monthly Report. As soon as practicable, and in any event
                    --------------
         within 30 days after the end of each monthly accounting period of each fiscal year of the Borrower (other than the last monthly accounting period in such fiscal year), monthly reports in a form reasonably satisfactory to the Administrative Agent, which shall include the consolidated (and certain business unit data as the Administrative Agent and the Borrower may agree consistent with the manner provided in the Information Memorandum of the Borrower dated April 2001) balance sheet of the Borrower and its Subsidiaries, as at the end of such monthly accounting period, and the related consolidated (and certain business unit data as the Administrative Agent and the Borrower may agree and consistent with the manner provided in the Information Memorandum of the Borrower dated April, 2001) statements of income and cash flow for such monthly accounting period, setting forth (i) (A) in the case of statements of income, comparative figures to the budget prepared in accordance with Section 7.01(d), (B) in the case of the
                                     ---------------
         balance sheet, comparative figures to the balance sheet delivered pursuant to Section 7.01(a) for the fiscal year most recently ended,
                     ---------------
         and (C) in the case of statements of cash flow, a summary of cash flows for the elapsed portion of such fiscal year ended with the last day of such quarterly accounting period, and (ii) information relating to the Pinjarra Consolidated Capital Expenditures and Allentown Consolidated Capital Expenditures, as at the end of such monthly period, which shall include, without limitation, the amount of such expenditures during the applicable period, the status of the Pinjarra Project and the Allentown Restructuring and a comparison of budgeted to actual Pinjarra Consolidated Capital Expenditures and Allentown Consolidated Capital Expenditures for the applicable period and percentage completion."

         (e)  Subsection 7.01(d) of the Credit Agreement is hereby amended by
              ------------------
deleting the words "of the twelve months" appearing in the first sentence thereof and substituting therefor the words "fiscal quarter."

         (f)  Section 8.01 of the Credit Agreement is hereby amended by adding
              ------------
the following clause after the first parenthetical therein:

                    "including, without limitation, maintaining at all times gallium sales arrangements between the Borrower and its Subsidiaries which are satisfactory to the Administrative Agent."

         (g)  Subsection 8.02(m) of the Credit Agreement is hereby amended by
              ------------------
amending and restating clause (vii) therein as follows: "(vii) immediately after giving effect to such Permitted Acquisition there is Available Liquidity of at least $20,000,000," and by deleting the word "and" after clause (vii) therein and adding a new clause (ix) thereto as follows:

              ", and (ix) both before and after giving effect to such Permitted Acquisition, the Leverage Ratio shall be no greater than 4.50 to 1.00 (with calculations therefor set forth in the certificate required to be delivered pursuant to clause (vi) hereof)."
                               -----------

         (h)  Section 8.03 of the Credit Agreement is hereby amended by deleting
              ------------
the word "and" at the end of subsection 8.03(n), deleting the period at the end
                             ------------------
of subsection 8.03(o) and substituting therefor the words "; and" and adding a
   ------------------
new subsection 8.03(p) thereto as follows:
    ------------------

               "(p) Liens securing Indebtedness permitted to be incurred pursuant to subsection 8.04(l); provided that such Liens do not at any
                     ------------------
         time encumber any property other than the property financed by such Indebtedness and proceeds thereof."

         (i)   Subsection 8.04(e) of the Credit Agreement is hereby amended and
               ------------------
restated in its entirety as follows:

               "(e)  Indebtedness under Permitted Hedge Agreements;"

         (j)   Section 8.04 of the Credit Agreement is hereby amended by
               ------------
deleting the word "and" at the end of subsection 8.04(j), deleting the period at
                                      ------------------
the end of subsection 8.04(k) and substituting therefor the words "; and" and
           ------------------
adding a new subsection 8.04(l) thereto as follows:
             ------------------

               "(l) Indebtedness of the Pinjarra Subsidiary relating to the financing of the Pinjarra Project in an aggregate amount not to exceed $40,000,000 at any time outstanding;"

         (k)   Subsection 8.05(a) of the Credit Agreement is hereby amended by
               ------------------
deleting the table therein in its entirety and substituting therefor the following table:

                     "Fiscal Year Ending                      Amount
                      ------------------                      ------
               December 31, 2001                              $13,000,000
               December 31, 2002 and each fiscal
               year thereafter                                $10,000,000"

         (l)   Subsection 8.05(e) of the Credit Agreement is hereby amended and
               ------------------
restated in its entirety as follows:

               "(e) In addition to the foregoing, the Borrower and the Pinjarra Subsidiary may make Consolidated Capital Expenditures related to the Pinjarra Project ("Pinjarra Consolidated Capital Expenditures") to the
                            ------------------------------------------
         extent such Pinjarra Consolidated Capital Expenditures are financed by the proceeds from (x) the incurrance by the Pinjarra Subsidiary of Indebtedness as contemplated by Section 8.04(l), (y) the issuance of
                                         ---------------
         common stock of the Borrower pursuant to Section 8.12 ("Pinjarra Equity
                                                  ------------   ---------------
         Issuances") or (z) the issuance of unsecured Indebtedness, in the case
         ---------
         of each of the foregoing clauses (x), (y) and (z) on terms and
                                          --------     ---
         conditions reasonably satisfactory to the Administrative Agent (and, in the case of the foregoing clause (z), such terms and conditions to
                                   ----------
         include, without limitation, subordination of such Indebtedness to the Obligations as contemplated by Section 8.04(j) and the prohibition of
                                        ---------------
         any cash interest payments in respect of such Indebtedness on, or prior to, the Term B Loan Maturity Date)."

         (m)   Section 8.05 of the Credit Agreement is hereby amended by adding
               ------------
thereto a new subsection 8.05(f) as follows:
              ------------------

               "(f) In addition to the foregoing, Borrower may make Consolidated Capital Expenditures relating to the Allentown Restructuring ("Allentown Consolidated Capital Expenditures") to the
                         -------------------------------------------
         extent such Allentown Consolidated Capital Expenditures are financed by the proceeds from (x) the issuance of common stock of the Borrower pursuant to Section 8.12 ("Allentown Equity Issuances") or (y) the
                     ------------   --------------------------
         issuance by the

         Borrower of unsecured Indebtedness to the Borrower's shareholders, in the case of each of the foregoing clauses (x) and (y), on terms and
                                           ----------      ---
         conditions reasonably satisfactory to the Administrative Agent (and, in the case of the foregoing clause (y), such terms and conditions to
                                   ----------
         include, without limitation, subordination of such Indebtedness to the Obligations as contemplated by Section 8.04(j) and, except as
                                        ---------------
         contemplated by the proviso set forth herein, the prohibition of any cash interest payments in respect of such Indebtedness on, or prior to, the Term Loan B Maturity Date) and in an amount not to exceed $15,000,000 in the aggregate for all transactions permitted by this
         Section 8.05(f); provided, however, that payments in respect of any
         ---------------  -----------------
         Indebtedness issued pursuant to the foregoing clause (y) shall be
                                                       ----------
         permitted on the same terms and at the same times as set forth in
         Section 8.08(a)(iii) for Allentown Equity Issuances. "
         --------------------

         (n)   Section 8.06 of the Credit Agreement is hereby amended by
               ------------
amending and restating subsection 8.06(f) as follows: "(f) Permitted Hedge
                       ------------------
Agreements;" and by deleting the word "and" after subsection 8.06(m), deleting
                                                  ------------------
the period at the end of subsection 8.06(n) and substituting therefor the word
                         ------------------
"; and" and adding a new subsection 8.06(o) and a paragraph at the end of such
                         ------------------
Section as follows:

               "(o)   investments made by the Borrower in a joint venture formed under the laws of Puerto Rico on or after the First Amendment Effective Date in an amount not to exceed $400,000 in fiscal year 2002 and $400,000 in fiscal year 2003.

         Notwithstanding anything herein to the contrary, the Borrower shall not be permitted to make any investment in the Pinjarra Subsidiary or the Pinjarra Project other than investments in the Pinjarra Subsidiary financed with the proceeds of Pinjarra Equity Issuances or Indebtedness permitted by Section 8.05(e) and the exercise of the Borrower's option
                      ---------------
         pursuant to the Option Agreement as contemplated by Section 8.06(n)
                                                             --------------
         above."

         (o)   Section 8.08 of the Credit Agreement is hereby amended by
               ------------
deleting the word "and" after subsection 8.08(a)(i), deleting the period at the
                              ---------------------
end of subsection 8.08(a)(ii) and substituting therefor the words "; and" and
       ----------------------
adding thereto a new subsection 8.08(a)(iii) as follows:
                     -----------------------

               "(iii) The Borrower may return capital to its stockholders up to an amount equal to the original dollar value of any Allentown Equity Issuance commencing with the fiscal year ending December 31, 2004; provided, however, that such capital returns shall not exceed in any
         -----------------
         fiscal year one third of the total amount of the original dollar amount of all Allentown Equity Issuances; and provided further, however, that,
                                                -------------------------
         both before and after giving effect to any such capital return, (x) the Leverage Ratio shall be less than or equal to 4.50 to 1.00, (y) no Default or Event of Default shall exist, and (z) there is Available Liquidity of at least $20,000,000."

         (p)   Section 8.09 of the Credit Agreement is hereby amended by adding
               ------------
the following parenthetical after the words "such Subsidiary" in the fourth and fifth lines thereof and after the word "Subsidiaries" in clause (ii) of the proviso thereof: "(other than the Pinjarra Subsidiary)".

         (q)   Section 8.10 of the Credit Agreement is hereby amended by adding
               ------------
the following parenthetical after the word "below" in the last line of the introductory paragraph: "(effective with the fiscal quarter ended March 31, 2002)" and deleting the table therein in its entirety and substituting therefor the following table:

                         "Fiscal Quarter                      Ratio
                          --------------                      -----
                         March 31, 2002                     1.45:1.00
                         June 30, 2002                      1.15:1.00
                         September 30, 2002                 1.20:1.00
                         December 31, 2002                  1.25:1.00
                         March 31, 2003                     1.45:1.00
                         June 30, 2003                      1.65:1.00
                         September 30, 2003                 1.85:1.00
                         December 31, 2003                  2.05:1.00
                         March 31, 2004                     2.50:1.00
                         June 30, 2004                      2.50:1.00
                         September 30, 2004                 2.50:1.00
                         December 31, 2004                  2.50:1.00
                         March 31, 2005                     2.75:1.00
                         June 30, 2005                      2.75:1.00
                         September 30, 2005                 2.75:1.00
                         December 31, 2005                  2.75:1.00
                         March 31, 2006                     3.00:1.00
                         June 30, 2006                      3.00:1.00
                         September 30, 2006                 3.00:1.00
                         December 31, 2006                  3.00:1.00
                         March 31, 2007                     3.25:1.00
                         June 30, 2007                      3.25:1.00
                         September 30, 2007                 3.25:1.00
                         December 31, 2007                  3.25:1.00"

         (r)   Section 8.11 of the Credit Agreement is hereby amended and
               ------------
restated in its entirety as follows:

               "8.11  Leverage  Ratios. (a) The Borrower will not permit the
                      ----------------
         Leverage Ratio of the Borrower at any time during a fiscal quarter of the Borrower set forth below to be greater than the ratio set forth opposite such fiscal quarter:

                         Fiscal Quarter                       Ratio
                         --------------                       -----
                         June 30, 2001                      4.90:1.00
                         September 30, 2001                 4.90:1.00
                         December 31, 2001                  4.90:1.00
                         March 31, 2004                     4.00:1.00
                         June 30, 2004                      4.00:1.00
                         September 30, 2004                 4.00:1.00
                         December 31, 2004                  4.00:1.00
                         March 31, 2005                     3.50:1.00
                         June 30, 2005                      3.50:1.00
                         September 30, 2005                 3.50:1.00
                         December 31, 2005                  3.50:1.00
                         March 31, 2006                     3.50:1.00
                         June 30, 2006                      3.50:1.00
                         September 30, 2006                 3.50:1.00
                         December 31, 2006                  3.50:1.00
                         March 31, 2007                     3.50:1.00

                    Fiscal Quarter                     Ratio
                    --------------                     -----

                    June 30, 2007                      3.50:1.00
                    September 30, 2007                 3.50:1.00
                    December 31, 2007                  3.50:1.00

          The parties hereto agree that measurement of the Leverage Ratio pursuant to this Section 8.11 (a) shall be suspended for each fiscal
                      ------------
     quarter occurring in fiscal years 2002 and 2003; provided, however, that
                                                      -----------------
     the Borrower shall continue to be subject to all other terms and conditions of this Agreement relating to the Leverage Ratio (including, without limitation, the reporting requirements with respect thereto set forth in
     Section 7.01(e)).
     ---------------

          (b) The Borrower will not permit the Senior Leverage Ratio of the Borrower at any time during a fiscal quarter of the Borrower set forth below to be greater than the ratio set forth opposite such fiscal quarter:

                    Fiscal Quarter                       Ratio
                    --------------                       -----
                    March 31, 2002                     3.00:1.00
                    June 30, 2002                      3.80:1.00
                    September 30, 2002                 3.70:1.00
                    December 31, 2002                  3.30:1.00
                    March 31, 2003                     3.05:1.00
                    June 30, 2003                      2.50:1.00
                    September 30, 2003                 2.15:1.00
                    December 31, 2003                  1.90:1.00"


     (s)  Section 10 of the Credit Agreement is hereby amended as follows:
          ----------

          (i) The table in the definition therein of "Base Rate Margin" is hereby deleted in its entirety and replaced as follows and the following proviso is added to the end thereof as follows:

       ----------------------------------------------------------------------------------
                                         Applicable Base Rate Margin for    Applicable
                 Most Recent                     Revolving Loans             Base Rate
                Leverage Ratio                                              Margin For
                --------------                                             Term B Loans
       ----------------------------------------------------------------------------------
             Less than 2.25 to 1                      1.25%                    2.25%
       ----------------------------------------------------------------------------------
          Equal to or greater than                    1.50%                    2.50%
        2.25 to 1 but less than 2.50
                   to 1
       ----------------------------------------------------------------------------------
          Equal to or greater than                    1.75%                    2.50%
        2.50 to 1 but less than 3.00
                   to 1
       ----------------------------------------------------------------------------------
          Equal to or greater than                    2.00%                    2.75%
        3.00 to 1 but less than 3.50
                   to 1
       ----------------------------------------------------------------------------------
          Equal to or greater than                    2.25%                    2.75%
        3.50 to 1 but less than 4.25
                   to 1
       ----------------------------------------------------------------------------------

          -------------------------------------------------------------------------------------
            Equal to or greater than                  3.00%                       3.50%
          4.25 to 1 but less than 5.00
                    to 1.00
          -------------------------------------------------------------------------------------
           Equal to or greater than                   3.75%                       4.25%
                 5.00 to 1.00
          -------------------------------------------------------------------------------------

               ; provided, however, notwithstanding the foregoing, for the
                 -----------------
          period from the First Amendment Effective Date until the date of receipt by the Administrative Agent of the certificate required to be delivered by the Borrower pursuant to Section 7.01(c) for the fiscal
                                                ---------------
          quarter ended March 31, 2002, the Base Rate Margin shall be 3.75% for Revolving Loans and 4.25% for Term B Loans."

               (ii) The definition therein of "Consolidated Net Indebtedness" is hereby amended by adding the following sentence to the end thereof:

               "For the purposes of computing the Leverage Ratio, the Senior Leverage Ratio and the Interest Coverage Ratio for any period, the definition of "Consolidated Net Indebtedness" shall be deemed to exclude the impact of FASB 133 as such financial accounting standard relates to obligations of the Borrower under Permitted Hedge Agreements."

               (iii) The table in the definition therein of "Eurocurrency Margin" is hereby deleted in its entirety and replaced as follows and the following proviso is added to the end thereof:

          -------------------------------------------------------------------------------------
                                          Applicable Eurocurrency Margin for      Applicable
                   Most Recent                      Revolving Loans              Eurocurrency
                  Leverage Ratio                                                  Margin For
                  --------------                                                  Term B Loans
          -------------------------------------------------------------------------------------
               Less than 2.25 to 1                       2.25%                       3.25%
          -------------------------------------------------------------------------------------
            Equal to or greater than                     2.50%                       3.50%
           2.25 to 1 but less than 2.50
                     to 1
          -------------------------------------------------------------------------------------
             Equal to or greater than                    2.75%                       3.50%
           2.50 to 1 but less than 3.00
                     to 1
          -------------------------------------------------------------------------------------
             Equal to or greater than                    3.00%                       3.75%
           3.00 to 1 but less than 3.50
                     to 1
          -------------------------------------------------------------------------------------
            Equal to or greater than                     3.25%                       3.75%
           3.50 to 1 but less than 4.25
                     to 1
          -------------------------------------------------------------------------------------
             Equal to or greater than                     4.00%                       4.50%
           4.25 to 1 but less than 5.00
                    to 1.00
          -------------------------------------------------------------------------------------
           Equal to or greater than                     4.50%                       5.00%
                 5.00 to 1.00
          -------------------------------------------------------------------------------------

               ; provided, however, notwithstanding the foregoing, for the
                 -----------------
          period from the First Amendment Effective Date until the date of receipt by the Administrative Agent of the certificate required to be delivered by the Borrower pursuant to Section 7.01(c) for the fiscal
                                                ---------------
          quarter ended March 31, 2002, the Eurocurrency Margin shall be 4.50% for Revolving Loans and 5.00% for Term B Loans."

               (iv) The definition therein of "Excess Cash Payment Date" is amended by deleting the word "2001" appearing therein and substituting therefor the word "2002."

               (v) New definitions of "Allentown Restructuring," "Available Liquidity," "Consolidated Senior Indebtedness," "FASB 133," "First Amendment Effective Date, "Permitted Hedge Agreement," "Pinjarra Subsidiary," and "Senior Leverage Ratio" are hereby added to such
          Section 10 in appropriate alphabetical order as follows:
          ----------

               " `Allentown Restructuring' shall mean the closing of all or
                  -----------------------
          substantially all of the operations of the Borrower located in Allentown, Pennsylvania and the relocation of such operations to one or more locations of the Borrower."

               " `Available Liquidity' shall mean the sum of (i) the Total
                  -------------------
          Unutilized Revolving Loan Commitment and (ii) cash and Cash Equivalents."

               " `Consolidated Net Senior Indebtedness' shall mean, at any date
                  ------------------------------------
          of determination, an amount equal to the amount of Consolidated Net Indebtedness at such time less any Indebtedness evidenced by the Senior Subordinated Notes."

               " `FASB 133' shall mean Statement of Financial Accounting
                  --------
          Standards No. 133 promulgated by the Financial Accounting Standards Board."

               " `First Amendment Effective Date' shall mean May 14, 2002."
                  ------------------------------

               " `Permitted Hedge Agreements' shall mean all obligations
                  --------------------------
          (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under Hedge Agreements, provided that each of the following
                                             --------
          criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments or assets held by such Person and not for purposes of speculation or taking a "market view" and (b) such Hedge Agreement does not contain any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make any payments on outstanding transactions to the defaulting party."

               " `Pinjarra Subsidiary' shall mean a Wholly-Owned Subsidiary of
                  -------------------
          the Borrower formed under the laws of Australia for the sole purpose of financing and operating the Pinjarra Project."

               " `Senior Leverage Ratio' shall mean, at any date of
                  ---------------------
          determination, the ratio of (i) Consolidated Net Senior Indebtedness to (ii) Consolidated EBITDA for the Test Period most recently ended (taken as one accounting period)."

               (vi) The definition therein of "Total Revolving Loan Commitment" is hereby amended and restated in its entirety as follows:

          " `Total Revolving Loan Commitment' shall mean the sum of the Revolving Loan Commitments of each of the Lenders which shall equal $20,000,000 in the aggregate as of the First Amendment Effective Date."

     (t) Annex I to the Credit Agreement is hereby deleted in its entirety and replaced with Annex I attached hereto.

     SECTION 3. AMENDMENT FEE. (a) Borrower agrees to pay a fee to the
                -------------
Administrative Agent on or prior to the First Amendment Effective Date on behalf of each Lender which has executed and delivered this Agreement on or prior to 5:00 p.m. C.S.T. on May 14, 2002 equal to 0.25% times the sum of the Total Revolving Loan Commitment, and outstanding Term Loan B of such Lender as in effect under the Credit Agreement on the First Amendment Effective Date, such fee to be due and payable on the First Amendment Effective Date.

          (b) Borrower also agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Administrative Agent and any local counsel retained by Administrative Agent relative thereto or the reasonable allocated costs of staff counsel as well as the fees and out-of-pocket expenses of counsel, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Agreement.

     SECTION 4. CHANGES IN INTEREST RATES AND FEES. Borrower, the Lenders and
                ----------------------------------
Administrative Agent acknowledge and agree that any increases in any interest rates or fees resulting from the effectiveness of this Agreement shall be effective as of the First Amendment Effective Date.

     SECTION 5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This
                --------------------------------------------------
Agreement shall become effective upon the date (the "First Amendment Effective
                                                     -------------------------
Date") each of the following conditions have been satisfied:
----

          (a)   First Amendment. Borrower, Administrative Agent and the Lenders
                ---------------
shall have executed and delivered this Agreement.

          (b)   No Defaults. No Default or Event of Default under the Credit
                -----------
Agreement (as amended hereby) shall have occurred and be continuing.

          (c)   Representations and Warranties. The representations and
                ------------------------------
warranties of Borrower contained in this Agreement, the Credit Agreement (as amended hereby) and the other Credit Documents shall be true and correct in all material respects as of the First Amendment Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

          (d)   Payment of Amendment Fee. Borrower shall have paid in full to
                ------------------------
the Administrative Agent, on behalf of each Lender, the fees set forth in
Section 3 hereof and any other separately agreed upon fees.
---------

          (e)   Perfection Certificate. Borrower shall have executed and
               ----------------------
delivered a duly completed perfection certificate in form and substance reasonably satisfactory to the Administrative Agent.

          (f)   Security Agreement Amendment. Borrower shall have executed and
                ----------------------------
delivered the Security Agreement Amendment (as defined in Section 6 below) and
                                                          ---------
such other documents and instruments as Administrative Agent shall reasonably request in connection therewith.

          (g)   Prepayment of Term Loan B. Borrower shall have prepaid the Term
                -------------------------
Loan B in an amount equal to $7,500,000.

          (h)   Reaffirmation of Guaranty. Each Subsidiary Guarantor shall have
                -------------------------
executed and delivered a Reaffirmation of Guaranty in the form attached hereto as Exhibit A hereto.
   ---------

          (i)   Other. Such other documents, instruments and certificates as the
                -----
Administrative Agent or any Lender may reasonably request.

     SECTION 6. Consent and Acknowledgment. Pursuant to Section 7.11 of the
                --------------------------
Credit Agreement, the Lenders hereby instruct the Administrative Agent to enter into that certain Supplement and Amendment No. 1 to Amended and Restated Security Agreement, in form and substance satisfactory to the Administrative Agent (the "Security Agreement Amendment") which Security Agreement Amendment
            ----------------------------
shall amend the Security Agreement to make changes thereto necessary or desirable to conform the terms of the Security Agreement to the provisions of revised Article IX of the Uniform Commercial Code.

     SECTION 7. Acknowledgment of Reduction in Total Revolving Loan Commitment.
                --------------------------------------------------------------
Pursuant to Section 3.02 of the Credit Agreement, as of the First Amendment Effective Date, the Borrower hereby reduces permanently the Total Revolving Loan Commitment to $20,000,000.

     SECTION 8. REPRESENTATIONS AND WARRANTIES.
                ------------------------------

          (a) Borrower represents and warrants (i) that it has full corporate power and authority to enter into this Agreement and perform its obligations hereunder in accordance with the provisions hereof, (ii) that this Agreement has been duly authorized, executed and delivered by Borrower and (iii) that this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles.

          (b) Borrower represents and warrants that the following statements are true and correct, in each case after giving effect to this Agreement:

                (i) The representations and warranties contained in the Credit Agreement and each of the other Credit Documents are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                (ii) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default or a Default.

                (iii) The execution, delivery and performance of this Agreement by Borrower do not and will not violate any provision of the certificate of incorporation or by-laws, any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority having jurisdiction over it or any contractual provision to which it is a party or to which it or any of its property is subject.

                     (iv) No material order, consent, approval, license,
             authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with its execution, delivery and performance of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

         SECTION 9.  REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT.
                     ------------------------------------------------

             (a) On and after the First Amendment Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Credit Documents and all other documents (the "Ancillary Documents")
                                                   -------------------
delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

             (b) Except as specifically amended above, the Credit Agreement, the Credit Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or Agent under the Credit Agreement, the Credit Documents or the Ancillary Documents.

         SECTION 10. EXECUTION IN COUNTERPARTS. This Agreement may be executed
                     -------------------------
in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE
                     -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 12. HEADINGS.  Section headings in this Agreement are included
                     --------
herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

                                            GEO SPECIALTY CHEMICALS, INC.


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                                DEUTSCHE BANK TRUST COMPANY
                                                AMERICAS (F/K/A BANKERS TRUST
                                                COMPANY), individually and as
                                                Administrative Agent

                                                By: ___________________________
                                                Name: _________________________
                                                Title: ________________________

                                              SALOMON SMITH BARNEY,
                                              as Syndication Agent

                                              By: __________________________
                                              Name: ________________________
                                              Title: _______________________

                                          US BANK NATIONAL ASSOCIATION,
                                          as Documentation Agent

                                          By: _________________________
                                          Name: _______________________
                                          Title: ______________________